                                                                         Annex A
--------------------------------------------------------------------------------




                      FORM OF FIRST SUPPLEMENTAL INDENTURE



                                  WAM!NET INC.



                                     Issuer



                                      and



                        FIRST TRUST NATIONAL ASSOCIATION



                                    Trustee



                             -----------------------

                             Dated as of July , 2001

                             -----------------------



                                  $208,530,000



                     13 1/4% Senior Discount Notes due 2005




--------------------------------------------------------------------------------

          FIRST SUPPLEMENTAL INDENTURE, dated as of July ___, 2001, between WAM!NET Inc. and First Trust National Association, a national banking association, as Trustee under the Indenture, dated as of March 5, 1998 (the "Indenture"), between the Issuer and the Trustee relating to the Issuer's $208,530,000 aggregate principal face amount of 13 1/4% Senior Discount Notes due 2005 (the "Securities"). Capitalized terms not defined herein shall have the respective meanings assigned to them in the Indenture.

                             RECITALS OF THE ISSUER

          The Company has entered into a senior discounted secured debt and equity financing arrangement. Such financing arrangement, as described in the Consent Solicitation, dated July 20, 2001 (as amended through the date hereof) (the "Consent Solicitation"), is defined herein as the "Cerberus Financing". As part of the Cerberus Financing, the Issuer has completed a consent solicitation (the "Consent Solicitation") with the holders of the Securities to amend certain provisions of the Indenture (the "Amendments"), as described in the Consent Solicitation.

          In accordance with Section 9.02 of the Indenture the Holders of not less than a majority in aggregate principal face amount of the Securities Outstanding have consented to such Amendments.

          The Board of Directors of the Issuer has duly authorized the execution and delivery of this Supplemental Indenture. The Issuer has delivered to the Trustee an Officers' Certificate pursuant to Section 9.03 of the Indenture and an Opinion of Counsel pursuant to Section 9.03 of the Indenture.

          WHEREFORE, each party agrees as follows for the benefit of the other parties and for the equal or ratable benefit of the Holders of the Securities:

                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

          SECTION 1.01 Definitions.
                       -----------

          For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the words "herein," "hereof" and "hereunder" and other words of similar import refer to the Indenture and this Supplemental Indenture as a whole and not to any particular Article, Section or subdivision. In addition, the words "this Indenture," as used in the Indenture, shall refer to the Indenture as supplemented by this Supplemental Indenture.

          SECTION 1.02 Effect of Headings.
                       ------------------

          The Article and Section headings are for convenience only and shall not affect the construction hereof. Except as expressly provided herein, all references to Sections in the Indenture shall remain unchanged.

          SECTION 1.03 Successors and Assigns.
                       ----------------------

          All covenants and agreements in this Supplemental Indenture by the Issuer shall bind their successors and assigns, or any other obligor on the Securities, whether expressed or not.

          SECTION 1.04 Separability Clause.
                       -------------------

          In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.05 Benefits of Supplemental Indenture.
                       ----------------------------------

          Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

          SECTION 1.06 Governing Law.
                       -------------

          THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

          SECTION 1.07 Effectiveness.
                       -------------

          This Supplemental Indenture shall take effect on the date hereof; provided, however, that the Amendments set forth in Article II hereof shall become operative only upon and simultaneously with, and shall have no force and effect prior to the date of delivery by the Issuer of an Officers' Certificate to the effect that the Cerberus Financing has been consummated.


                                   ARTICLE II

                                   AMENDMENTS

          Section 1.01. Definitions.
                        -----------

          (a) The second sentence of the definition of "Asset Sale" is hereby amended and restated in its entirety as follows:

          For the purposes of this definition, the term "Asset Sale" shall not include (i) any disposition of properties and assets of the Company that is governed under Article Eight, (ii) sales of property or equipment that have become worn out, obsolete or damaged or otherwise unsuitable for use in connection with the business of the Company or any Restricted Subsidiary, as the case may be, (iii) any issuance of securities by an Unrestricted Subsidiary, and
(iv) for purposes of Section 10.15 hereof, sales, conveyances, transfers, leases or other dispositions of property or assets, whether in one transaction or a series of related transactions occurring within one year, either (x) involving assets with a Fair Market Value not in excess of $1 million in any 12 month period, or (y) which constitutes the incurrence of a Capitalized Lease Obligation.

          (b) The second sentence of the definition of "Indebtedness" is hereby amended and restated in its entirety as follow:

          In no event shall "Indebtedness" include (a) trade payables and accrued liabilities that are current liabilities incurred in the ordinary course of business, excluding the current maturity of any obligation which would otherwise constitute Indebtedness or (b) any amount, liability or obligation due to CCPRE-EGAN, LLC ("CCPRE") by the Company under the Net Lease between CCPRE and the Company, dated as of September 30, 1999 (the "Net Lease").

          (c) Section 1.01 is hereby amended by adding the following definition of "Cerberus" immediately following the definition of "Cedel":

                    "Cerberus" means Cerberus Capital Management, L.P., and its designees and affiliates.

          (d) The definition of "Permitted Credit Facility" is hereby amended and restated in its entirety as follows:

                    "Permitted Credit Facility" means any senior secured or unsecured term loan and/or revolving credit facility (including any letter of credit subfacility) entered into principally with commercial banks, financial institutions and/or any other person.

          (e) The definition of "Permitted Holders" is hereby amended and restated in its entirety as follows:

                    "Permitted Holders" means (i) WorldCom and each of its Affiliates, (ii) Cerberus and each of its Affiliates and (iii) Edward
          J. Driscoll III (the Chairman of the Board and Chief Executive Officer of the Company as of the date of this Indenture) and his family members, any trust for the benefit of any of the foregoing persons and their respective estates and heirs. As used herein, "family member" means the spouse, siblings and lineal descendants of Mr. Driscoll.

          (f) Clause (h) of the definition of "Permitted Indebtedness" is hereby amended and restated in its entirety as follows:

                    (h) Indebtedness of the Company and/or any of its Subsidiaries incurred under one or more Permitted Credit Facilities and/or Indebtedness of the Company and/or any of its Subsidiaries represented by Debt Securities, and any refinancings of the foregoing otherwise incurred in compliance with this Indenture, in an aggregate principal amount not to exceed $250 million at any time outstanding (without regard to interest whether accrued, capitalized, accreted or otherwise) and any Guarantees thereof;

          (g) The definition of "Permitted Investments" is hereby amended by adding the following Clause (h) immediately following Clause (g):

                    (h) any Investment by the Company or any Restricted Subsidiary in WGSI in an amount not to exceed $75 million in the aggregate at any one time.

          (h) Clause (h) of the definition of "Permitted Liens" is hereby amended and restated in its entirety to read as follows:

                    (h) Liens securing Indebtedness incurred under a Permitted Credit Facility, provided that (I) such Indebtedness is Permitted Indebtedness and (II) such Liens attach within 180 days of the date on which such Permitted Credit Facility is established,

          (i) The definition of "Permitted Liens" is hereby amended by adding the following Clause (m) immediately following Clause (l):

                    ;and (m) Liens securing any Indebtedness incurred pursuant to the Winstar Settlement, as such term is defined in the Solicitation of Consents, dated July 20, 2001, shall be deemed Permitted Liens.

          (j) Section 1.01 is hereby amended by adding the following definition of "WGSI" immediately following the definition of "Warrant Change of Control":

                    "WGSI" means Wam!Net Government Services, Inc., a Minnesota corporation, its successors, assigns (including by operation of law), entities succeeding to all of its assets and liabilities, and its subsidiaries.

Section 10.13.  Limitation on Restricted Payments.
                ---------------------------------

          Clause (vi) of the third paragraph of Section 10.13 is hereby amended and restated in its entirety as follows:

                    (vi) so long as no Default shall have occurred and be continuing, Investments in (x) joint ventures formed to engage in the Digital Network Business and (y) other persons principally engaged in the Digital Network Business; provided that no more than $25.0 million of Investments made pursuant to this clause (vi) shall be outstanding at any time; and

Section 10.14.  Limitation on Transaction with Affiliates.
                -----------------------------------------

         The first paragraph of Section 10.14 is hereby amended and restated in its entirety as follows:

                    The Company shall not, and shall not permit, cause or suffer any Restricted Subsidiary to, directly or indirectly, conduct any business, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into any contract, agreement, loan, advance or Guarantee or engage in any other transaction (or series of related transactions which are similar or part of a common plan) with or for the benefit of any of, their respective Affiliates or any beneficial owner of 10% or more of the Common Stock of the Company or any officer or director of the Company or any Subsidiary (each, an "Affiliate Transaction"), unless the terms of the Affiliate Transaction are set forth in writing and are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than would be available in a comparable transaction with an unaffiliated third party. Each Affiliate Transaction (or series of related Affiliate Transactions) involving aggregate payments and/or other consideration having Fair Market Value (i) in excess of $1 million shall be approved by a majority of the Board, such approval to be evidenced by a Board Resolution stating that the Board has determined that such transaction or transactions comply with the foregoing provisions, (ii) in excess of $5 million shall further require the approval of a majority of the Disinterested Directors and (iii) in excess of $10 million shall require that the Company obtain a written opinion from an Independent Financial Advisor stating that the terms of such Affiliate Transaction (or series of related Affiliate Transactions) to the Company or the Restricted Subsidiary, as the case may be, are fair from a financial point of view; provided, however, that the dollar thresholds set forth in clauses (i), (ii) and (iii) above shall be increased to $2.5 million, $10 million and

          $25 million, respectively, in the case of any Affiliate Transaction with WorldCom, Cerberus or any of their respective Affiliates further, provided, however, that for the purposes of this Section 10.14, Cerberus and its Affiliates shall be exempt from the requirement to obtain the written opinion of an Independent Financial Advisor with respect to the fairness of an Affiliate Transaction. For purposes of this Section 10.14, any Affiliate Transaction approved by a majority of the Disinterested Directors or as to which a written opinion has been obtained from an Independent Financial Advisor, on the basis set forth in the preceding sentence, shall be deemed to be on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than would be available in a comparable transaction with an unaffiliated third party and, therefore, shall be permitted under this Section 10.14.

Section 10.15.  Disposition of Proceeds of Asset Sales.
                --------------------------------------

          The first sentence of Section 10.15 is hereby amended and restated in its entirety to read as follows:

                    The Company will not, and will not permit any Restricted Subsidiary to, make any Asset Sale unless (a) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets sold or otherwise disposed of and (b) at least 80% of such consideration consists of Cash or Cash Equivalents; provided that the following shall be treated as Cash or Cash Equivalents for the purposes of this Section 10.15: (x) the amount of Indebtedness (other than Subordinated Indebtedness and Deeply Subordinated Indebtedness) of the Company or any Restricted Subsidiary that is assumed by the transferee of assets disposed of in such Asset Sale pursuant to an agreement that fully and unconditionally releases the Company or such Restricted Subsidiary from further liability ("Assumed Indebtedness"), (y) the amount of any notes or other obligations that within 30 days of receipt are converted into cash (to the extent of the cash (after payment of any costs of disposition) so received), and (z) the exercise of any warrant or option issued by the Company or any Subsidiary where the exercise price is paid (i) by cancellation of all or any part of the unpaid principal amount of any then-outstanding Indebtedness owed to such warrant or option holder by the Company or its Subsidiary in an amount equal to the exercise price, (ii) by cancellation of such number of the shares of common stock of the Company or its Subsidiary otherwise issuable to the warrant or option holder upon such exercise as shall be specified for cancellation by the warrant or option holder, such that the excess of the aggregate current market price of such specified number of shares on the date of exercise over the portion of the exercise price attributable to such shares shall equal the exercise price attributable to the shares of common stock to be issued upon such exercise, or (iii) by surrender to the Company or its Subsidiary for cancellation certificates representing shares of common stock of the Company or its Subsidiary owned by the warrant or option holder (properly endorsed for transfer in blank) having a current market price on the date of exercise equal to the exercise price thereunder.

Section 10.20.  Limitation on Designations of Unrestricted Subsidiaries.
                -------------------------------------------------------

          The first and second paragraphs of Section 10.22 are hereby amended and restated in their entirety as follows:

          Other than in the case of a Permitted Designation (as defined below) the Company will not designate any Subsidiary of the Company (other than a newly created Subsidiary in which the Company has made an Investment of $1,000 or less) as an "Unrestricted Subsidiary" under this Indenture (a "Designation") unless:

                    (a) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

                    (b) except in the case of Permitted Investments and Investments made pursuant to clause (v) of the third paragraph of
          Section 10.13 hereof, at the time of and after giving effect to such Designation, the Company would be able to incur $1.00 of Indebtedness (other than Permitted Indebtedness) under Section 10.11 hereof; and

                    (c) the Company would be permitted under this Indenture to make an Investment at the time of such Designation (assuming the effectiveness of such Designation) in an amount (the "Designation Amount") equal to the Fair Market Value of the interest of the Company and its Restricted Subsidiaries in such Subsidiary on such date.

          In the event of any such Designation, other than in the case of a Permitted Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to Section 10.13 hereof for all purposes of this Indenture in an amount equal to the Designation Amount. Neither the Company nor any Restricted Subsidiary shall at any time (x) provide a Guarantee of, or similar credit support for, or subject any of its properties or assets (other than the Capital Stock of any Unrestricted Subsidiary) to the satisfaction of, any Indebtedness of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness), (y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any other Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon (or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity) upon the occurrence of a default with respect to any other Indebtedness that is Indebtedness of an Unrestricted Subsidiary (including any corresponding right to take enforcement action against such Unrestricted Subsidiary), except under a Permitted Credit Facility or to the extent otherwise permitted under this Indenture, including without limitation under Section 10.13 hereof. The designation of WGSI as an Unrestricted Subsidiary (the "Permitted Designation") shall not be affected by the conversion of WGSI into a limited liability company or the merger of or other reorganization of WGSI that results in WGSI being a limited liability company.

Section 10.22. Issuance of Guarantees by Material Restricted Subsidiaries; Limitations on Guarantees by Other Restricted Subsidiaries.
                -----------------------------------------------------------

          The second paragraph of Section 10.22 is hereby amended and restated in its entirety to read as follows:

                    The Company will not permit any Restricted Subsidiary that is not a Subsidiary Guarantor, directly or indirectly, to Guarantee any Indebtedness of any person (other than Indebtedness of the Company or any Subsidiary incurred under a Permitted Credit Facility) unless, in each case, such Restricted Subsidiary simultaneously executes and delivers to the Trustee a supplemental indenture, in the form of Exhibit F hereto, pursuant to which such Restricted Subsidiary shall guarantee the full and punctual payment of all Indenture Obligations of the Company on the same terms and conditions as the Subsidiary Guarantees by the Subsidiary Guarantors.

          This Supplemental Indenture is executed by the Issuer and the Trustee pursuant to the provisions of Article IX of the Indenture, and the terms and conditions hereof shall be, and shall from and after the date hereof be deemed to be, part of the terms and conditions of the Indenture for any and all purposes, subject to Section 1.7 hereof. The Indenture as amended by this Supplemental Indenture is in all respects confirmed and preserved.


          This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one in the same instrument.

                                    SIGNATURE


          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.



                                        WAM!NET INC.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:


Attest:
        -------------------------------




                                        FIRST TRUST NATIONAL ASSOCIATION,
                                        Trustee




                                        By:
                                           -------------------------------
                                           Name:
                                           Title:  Trust Officer


Attest:
        -------------------------------

                                  CONSENT FORM



                                  WAM!NET INC.


          The undersigned holder of record on July 16, 2001 of 13 1/4% Senior Discount Notes due 2005 (the "Notes") of WAM!NET INC. (collectively, the "Issuer"), hereby


               Consents     [ ]     Does Not Consent     [ ]


to the Indenture Amendments (as defined in the Solicitation of Consents dated July 20, 2001 of the Issuer). The undersigned acknowledges receipt for the Solicitation of Consents (including the supplemental material thereto) and to the Waiver described in the Solicitation of Consents.


          Unless otherwise specified by the undersigned, this form relates to the total principal face amount of Notes held by the undersigned on the date hereof as indicated below.



                             Principal Face Amount Held:
                                                        ------------------------

                             Principal Face Amount Consenting:
                                                              ------------------


          If forms of Consent are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing.


Name of Signer (Please Print)
                             ---------------------------------------------------

Telephone No. of Signer:  (___)
                             ---------------------------------------------------

Date:
     ---------------------------------------------------------------------------





                                                  ------------------------------
                                                             Signature